UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 5, 2019

MATEON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-21990	13-3679168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

29397 Agoura Road, Suite 107

Agoura Hills, CA 91301

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code

(650) 635-7000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbols	Name of each exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On September 5, 2019, Mateon Therapeutics, Inc. (the “Company”) through its wholly-owned subsidiary Oncotelic Inc., a Delaware corporation (“Oncotelic”) entered into three related agreements with WideTrial, Inc., a Delaware corporation (“WideTrial”) for an Expanded Access Program to evaluated Oncotelic’s therapeutic product candidate OT-101 for the treatment of pancreatic cancer, as well as data access through license agreements. Each of the agreements is summarized below:

Investigational Product Supply and Use Authorization Agreement for OT-101 U.S. Expanded Access (IPSUA) dated September 5, 2019 between WideTrial and Oncotelic

Under the IPSUA, WideTrial and Oncotelic will collaborate in a U.S. Expanded Access Program for evaluation of Oncotelic’s investigational therapeutic product, OT-101, in pancreatic cancer and other cancers known to overexpress TGF-B2 (the “EAP”). Oncotelic will provide WideTrial with supplies of OT-101 at designated treatment sites, for the sole purpose of supplying the EAP. In consideration of the supply of OT-101, WideTrial will pay Oncotelic a fixed price of $5,000 per patient, per course of treatment (which may include up to eight (8) cycles of treatment at prescribed dosage rates). WideTrial will then conduct the EAP in accordance with the terms and conditions of the IPUSA, and will provide the data relating to the EPA under Data License 1 Agreement and Data License 2 Agreement (described below).

Agreement for Delivery and Licensed Use of Data Generated from OT-101 U.S. Expanded Access (Data License 1 Agreement) dated September 5, 2019 between WideTrial and Oncotelic

Under Data License 1 Agreement, WideTrial has agreed to license certain clinical data relating to patients treated in the EAP plus some additional safety addendums to Oncotelic (the “Dataset”). Data License 1 Agreement provides Oncotelic with a perpetual and transferable license, with certain partial exclusivities to the Dataset. The license grants Oncotelic the ability to use the Dataset for commercial purposes, subject to applicable law including HIPAA and applicable data privacy laws. In consideration for the license, Oncotelic has agreed to pay WideTrial $2,500 per patient enrolled in the EAP for the first 150 patients and $1,500 per patient for all patients enrolled in excess of the first 150 patients. Data License 1 Agreement requires an initial payment to WideTrial of $30,000 for the first 12 patients upon FDA IND Authorization of the first IND submitted for OT-101; a second payment of $32,500 upon start of treatment of the sixth patient under the EAP; and subsequent payments if the number of patients exceeds 25, the fee shall be paid for each additional patient within 30 days of start of treatment.

Agreement for Delivery and Licensed Use of WideTrial Bonus Dataset (Data License 2 Agreement) dated September 5, 2019 between WideTrial and Oncotelic

Under Data License 2 Agreement, WideTrial has agreed to license certain clinical data relating to other Early Access Programs conducted for third parties to Oncotelic. As part of its ongoing business, WideTrial expects to generate clinical data from multiple sponsored Expanded Access programs in the future and will retain control over this data, subject to various specific agreements and release dates as may be negotiated between WideTrial and the particular manufacturers from time to time. WideTrial intends to maintain a “Bonus Dataset” that comprises all captured clinical data from its sponsored Expanded Access Programs. Data License 2 Agreement provides for a license of that Bonus Dataset to Oncotelic for its internal research and development purposes, including development of quantitative analysis systems for disease modeling, covariate analysis and biomarker discovery. The license is non-exclusive and is non-transferrable without WideTrial’s consent. Data License 2 Agreement can be terminated by WideTrial if Oncotelic suspends the EPA or breaches Data License 1 Agreement or Data License 2 Agreement, including a failure to pay the required license fees under the Data License 1 Agreement.

References to Agreements.

The descriptions of the IPUSA, the Data 1 License Agreement, and the Data 2 License Agreement do not purport to be complete and are qualified in their entirety by reference to the complete copies of the IPUSA, the Data 1 License Agreement and the Data 2 License Agreement, which are attached as exhibits to this Current Report on Form 8-K, and each of which is incorporated herein by reference.

The agreements have been included to provide investors and stockholders with information regarding their respective terms. Those agreements are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in those agreements were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to those agreements, may be subject to limitations agreed upon by the contracting parties, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under any of the agreements and should not rely on the representations, warranties or covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the agreements, which subsequent information may or may not be fully reflected in our public disclosures.

Item 8.01 Other Events.

On September 9, 2019, the Company and WideTrial issued a joint press release announcing the execution of the foregoing agreements, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This document contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this communication regarding strategy, future operations, future financial position, prospects, plans and objectives of management are forward-looking statements. In addition, when or if used in this communication, the words “will,” “may,” “would,” “approximate,” “expect,” “intend,” and similar expressions and their variants may identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements relating to the anticipated timing, parameters or results of the EAP, the quantity or quality of any data information to be derived under the licenses with WideTrial; the Company’s ability to effectively use any data from the EAP or the data licenses to further the development of OT-101 or any product candidate, or the Company’s ability to monetize value from the data it expects to receive under the data license agreements. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors that could cause actual events to differ from expectations, including the risk factors included in the Company’s most recent Annual Report on Form 10-K and other periodic reports filed with the Securities and Exchange Commission. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Investigational Product Supply and Use Authorization Agreement for OT-101 U.S. Expanded Access (IPSUA) dated September 5, 2019 between WideTrial and Oncotelic
10.2	Agreement for Delivery and Licensed Use of Data Generated from OT-101 U.S. Expanded Access (Data License 1) dated September 5, 2019 between WideTrial and Oncotelic
10.3	Agreement for Delivery and Licensed Use of WideTrial Bonus Dataset (Data License 2 Agreement) dated September 5, 2019 between WideTrial and Oncotelic
99.1	Press Release, dated September 9, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mateon Therapeutics, Inc.

Date: September 10, 2019		/s/ Vuong Trieu
	By:	Vuong Trieu
Chief Executive Officer